FIRST EAGLE FUNDS

First Eagle High Yield Fund

1345 Avenue of the Americas
New York, New York 10105
(800) 334-2143

SUPPLEMENT DATED JANUARY 2, 2014
TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2013

This Supplement is intended to highlight certain changes to the Statement of Additional Information dated March 1, 2013. Please review these matters carefully.

Investment Advisory and Other Services

The sentence below replaces the corresponding sentence appearing on page 38 of the Statement of Additional Information.

After December 31, 2014, the High Yield Fund will no longer reimburse the Adviser for costs relating to administrative, accounting, operations, compliance and other services performed by the Adviser on behalf of the Fund and instead will pay a fixed administrative services fee to the Adviser at an annual rate of 0.05% of the value of the High Yield Fund’s average daily net assets.

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The information in this Supplement modifies the First Eagle Funds Statement of Additional Information dated March 1, 2013. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the sections of the Statement of Additional Information entitled “Investment Advisory and Other Services”.